NXP Semiconductors
Announces Executive Transition

Kurt Sievers Nominated to be Appointed as President and CEO

EINDHOVEN, The Netherlands, March 5, 2020 - NXP Semiconductors N.V. (NASDAQ: NXPI) announced today that its Board of Directors has unanimously nominated Kurt Sievers, 50, to be appointed as President and Chief Executive Officer. Mr. Sievers will succeed Richard “Rick” Clemmer, who has successfully led NXP since 2009. The Board of Directors will propose the appointment of Mr. Sievers as executive director and Chief Executive Officer at the company’s Annual General Meeting of Shareholders scheduled for May 27, 2020. To ensure a smooth and seamless transition, Mr. Clemmer will remain a strategic advisor to NXP.

“After a distinguished career establishing NXP as the world leader in Automotive semiconductor solutions, Kurt is the ideal candidate to become NXP’s next Chief Executive Officer. The Board and I believe Kurt has all of the requisite skills to lead NXP, and to drive the strategy that Rick, Kurt and the management team have developed over the past years,” said Sir Peter Bonfield, NXP Chairman of the Board. “Kurt is unique in his ability to translate vision and strategy into world-class execution, bringing together teams to drive results. He has the demonstrated ability to focus, motivate and lead a globally diverse organization, and embodies NXP’s ethos of a “Customer Focused Passion to Win”. As we look forward to the next chapter in NXP’s history, it is important to recognize Rick’s immense contribution and unwavering leadership of NXP. The industry leading company that Kurt is about to take over is directly a result of Rick’s years of selfless dedication, business acumen, and thoughtful leadership. The Board and I want to thank Rick for his many years of hard work, and his unrelenting focus, which has resulted in NXP being an established market leader, ideally positioned to navigate an everchanging global semiconductor market.”

Since September 2018 Sievers has been the President of NXP, with direct oversight and management of all NXP’s business lines. Sievers joined NXP in 1995, and rapidly moved through a series of Marketing & Sales, Product Definition & Development, Strategy and General Management leadership positions across a broad number of market segments. He has been a member of the executive management team since 2009, where he has been instrumental in the definition and implementation of the NXP High-Performance Mixed Signal strategy. In 2015, Sievers was influential in the merger of NXP and Freescale Semiconductors, which resulted in creating one of the leading semiconductor companies, and the clear leader in Automotive semiconductors.

“The opportunity that lies ahead for NXP is significant, and the ability to lead the organization into its next chapter is deeply humbling and incredibly exciting,” said Kurt Sievers, NXP President. “Over the past decade, I have had the great pleasure and honor to work alongside Rick. He has been both an inspiring leader and a mentor in my career evolution. At the beginning of NXP as an independent company, Rick and the Management Team set in motion NXP’s strategy to develop and profitably grow market leading and highly differentiated businesses. Since the merger with Freescale we’ve been able to expand our footprint towards truly innovative solutions in The Internet of Things and Automotive. We leverage our focus on safe and secure edge computing along with connectivity and efficient power management. We have made great strides in our execution and I will stay true to this successful and winning strategy. As an organization, we will continue to passionately focus on our customers success based on trusted partnerships. We will foster a culture of innovation, collaboration and personal accountability that will result in highly engaged teams delivering profitable growth.”

“I have had the opportunity to work with and support Kurt’s growth and evolution at NXP over the last 11 years and am convinced he is the best leader to continue to take NXP into the next chapter of success focused on Customer Focused Passion to Win,” said Rick Clemmer, NXP Chief Executive Officer. “Kurt has been a key member of our management team that has created our culture and framework for NXP’s continued value creation focused on true product leadership. He has also successfully executed our vision to build the true market leader in Automotive semiconductors. He has demonstrated a deeply committed capability enabling him to successfully work with customers, partners and employees to win in our journey to develop market and thought leadership in critical areas like ADAS, next generation electric vehicles and secure connectivity across the IoT, Mobile and Auto ecosystems. I am extremely proud of what we have been able to accomplish at NXP over the past 11 years while I had the privilege of leading this great company and look forward to continuing to serve as a strategic advisor.”

About NXP Semiconductors
NXP Semiconductors N.V. (NASDAQ: NXPI) enables secure connections for a smarter world, advancing solutions that make lives easier, better, and safer. As the world leader in secure connectivity solutions for embedded applications, NXP is driving innovation in the automotive, industrial & IoT, mobile, and communication infrastructure markets. Built on more than 60 years of combined experience and expertise, the company has approximately 30,000 employees in more than 30 countries and posted revenue of $8.88 billion in 2019. Find out more at www.nxp.com.

Forward-looking Statements
This document includes forward-looking statements which include statements regarding NXP’s business strategy, financial condition, results of operations, and market data, as well as any other statements which are not historical facts. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks and uncertainties include the following: market demand and semiconductor industry conditions; the ability to successfully introduce new technologies and products; the end-market demand for the goods into which NXP’s products are incorporated; the ability to generate sufficient cash, raise sufficient capital or refinance corporate debt at or before maturity; the ability to meet the combination of corporate debt service, research and development and capital investment requirements; the ability to accurately estimate demand and match manufacturing production capacity accordingly or obtain supplies from third-party producers; the access to production capacity from third-party outsourcing partners; any events that might affect third-party business partners or NXP’s relationship with them; the ability to secure adequate and timely supply of equipment and materials from suppliers; the ability to avoid operational problems and product defects and, if such issues were to arise, to correct them quickly; the ability to form strategic partnerships and joint ventures and to successfully cooperate with alliance partners; the ability to win competitive bid selection processes to develop products for use in customers’ equipment and products; the ability to achieve targeted efficiencies and cost savings; the ability to successfully hire and retain key management and senior product architects; and, the ability to maintain good relationships with our suppliers. In addition, this document contains information concerning the semiconductor industry and NXP’s business generally, which is forward-looking in nature and is based on a variety of assumptions regarding the ways in which the semiconductor industry, NXP’s markets and product areas may develop. NXP has based these assumptions on information currently available, if any one or more of these assumptions turn out to be incorrect, actual results may differ from those predicted. While NXP does not know what impact any such differences may have on its business, if there are such differences, its future results of operations and its financial condition could be materially adversely affected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak to results only as of the date the statements were made. Except for any ongoing obligation to disclose material information as required by the United States federal securities laws, NXP does not have any intention or obligation to publicly update or revise any forward-looking statements after we distribute this document, whether to reflect any future events or circumstances or otherwise. For a discussion of potential risks and uncertainties, please refer to the risk factors listed in our SEC filings. Copies of our SEC filings are available on our Investor Relations website, www.nxp.com/investor or from the SEC website, www.sec.gov.

For further information, please contact:

Investors:                                    Media:
Jeff Palmer                                    Joon Knapen
jeff.palmer@nxp.com                                 joon.knapen@nxpp.com
+1 408 518 5411                                +49 151 258 43 299

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